Exhibit 99.1

SELECTED COMBINING CONDENSED CONSOLIDATED PRO FORMA FINANCIAL DATA

On October 22, 2021, FSP 999 Peachtree Street LLC, (the “October Seller”), a wholly-owned subsidiary of Franklin Street Properties Corp. (“FSP Corp.” or the “Registrant”), sold a property (the “October Property”) to Piedmont 999 Peachtree One, LLC and Piedmont 999 Peachtree Two, LLC (as successors-by-assignment to Piedmont Operating Partnership, LP, and together the “October Buyer”). The purchase price for the October Property was $223,900,000. There were no material relationships, other than in respect of the Purchase and Sale Agreement dated October 13, 2021, as amended, relating to the sale of the October Property among the October Seller and the October Buyer, or any of their respective affiliates. The October Property is located at 999 Peachtree Street, Atlanta, Georgia.

On May 27, 2021, FSP One Ravinia Drive LLC, FSP Two Ravinia Drive LLC, and FSP One Overton Park LLC (together, the “May Seller”), each a wholly-owned subsidiary of FSP Corp., sold three properties (collectively, the “May Properties” and together with the October Property, the “Properties”) to One Ravinia Owner LLC, Two Ravinia Owner LLC, and One Overton Owner LLC (together, the “May Buyer”), each an affiliate of Crocker Partners LLC.  The aggregate purchase price for the May Properties was $219,500,000.  There were no material relationships, other than in respect of the Purchase and Sale Agreement dated March 5, 2021, as amended, related to the sale of the May Properties among the May Seller and the May Buyer, or any of their respective affiliates.  The May Properties are located at One Ravinia Drive NE, Dunwoody, Georgia, Two Ravinia Drive NE, Dunwoody, Georgia, and 3625 Cumberland Boulevard SE, Atlanta, Georgia.

The following unaudited pro forma condensed consolidated financial statements of FSP Corp. have been prepared to show the pro forma effect of the dispositions of the Properties and subsequent partial repayment of outstanding borrowings under the BAML Credit Facility and have been prepared in accordance with Article 11 of Regulation S-X by applying pro forma adjustments to our historical combined financial information. The pro forma transaction accounting adjustments for the sales consist of those necessary to account for the dispositions. The pro forma other transaction accounting adjustments consists of those necessary to account for the impact of debt repaid using the net proceeds from the sale and the effects on interest expense and deferred financing costs. The unaudited pro forma condensed consolidated financial statements are based upon the historical consolidated financial statements of FSP Corp. included in its Annual Report on Form 10-K for the year ended December 31, 2020, and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2021. The pro forma consolidated balance sheet has been presented as if the disposition of the October Property and a partial repayment of the BAML Credit Facility had occurred as of June 30, 2021. The pro forma condensed consolidated statements of operations for the six months ended June 30, 2021 and for the year ended December 31, 2020 are presented as if the dispositions and partial repayment of the BAML Credit Facility were completed on January 1, 2020.

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the actual results of operations of the Properties for the periods indicated, nor do they purport to represent the financial condition or results of operations of FSP Corp. for any future period. These unaudited pro forma financial statements are provided for informational purposes only. FSP Corp.’s financial position and results of operations after the dispositions of the Properties may be significantly different than what is presented in these unaudited pro forma financial statements. In the opinion of FSP Corp. management, all material adjustments necessary to reflect the effect of the above transactions have been made.

Franklin Street Properties Corp.

Unaudited Condensed Consolidated Pro Forma Balance Sheets

June 30, 2021

(dollars in thousands, except per share amounts)

		Transaction		Other Transaction
	Historical	Accounting		Accounting
	FSP Corp. (a)	Adjustments		Adjustments		Pro Forma

Assets:
Real estate assets, net	$1,413,547	$(115,791)	(b)	$-		$1,297,756
Acquired real estate leases, net	21,932	(3,678)	(b)	-		18,254
Cash, cash equivalents and restricted cash	24,180	216,682	(c)	(200,000)	(d)	40,862
Tenant rents receivable, net	3,116	-		-		3,116
Straight-line rents receivable, net	61,475	(8,541)	(b)	-		52,934
Prepaid expenses and other assets	5,405	-		-		5,405
Related party mortgage loan receivable	21,000	-		-		21,000
Office computers & furniture, net	167	-		-		167
Deferred leasing commissions, net	49,793	(5,080)	(b)	-		44,713

Total assets	$1,600,615	$83,592		$(200,000)		$1,484,207

Liabilities and stockholders' equity:
Liabilities:
Term loan payable, net of unamortized financing costs	$563,151	$-		$(199,374)	(d)	$363,777
Series A & Series B Senior Notes	199,260	-		-		199,260
Accounts payable and accrued expenses	50,799	(1,592)	(b)	-		49,207
Accrued compensation	2,309	-		-		2,309
Tenant security deposits	6,807	(1,126)	(b)	-		5,681
Lease liability	1,350	-		-		1,350
Other liabilities: derivative liabilities	9,425	-		-		9,425
Acquired unfavorable real estate leases, net	829	(95)	(b)	-		734
Total liabilities	833,930	(2,813)		(199,374)		631,743

Stockholders' Equity:
Preferred stock	-	-		-		-
Common stock	11	-		-		11
Additional paid in capital	1,357,469	-		-		1,357,469
Accumulated other comprehensive loss	(9,425)	-		-		(9,425)
Accumulated distributions in excess of accumulated earnings	(581,370)	86,405	(e)	(626)	(d)	(495,591)
Total stockholders' equity	766,685	86,405		(626)		852,464

Total liabilities and stockholders' equity	$1,600,615	$83,592		$(200,000)		$1,484,207

Franklin Street Properties Corp.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

For the Six Months Ended

June 30, 2021

(dollars in thousands, except per share amounts)

					Transaction		Other Transaction
	Historical	May Properties		Historical FSP Corp.	Accounting		Accounting
	FSP Corp. (f)	Actuals		Less May Properties (i)	Adjustments		Adjustments		Pro Forma
Revenues:
Rental	$114,345	$(9,465)	(g)	$104,880	$(9,690)	(j)	$-		$95,190
Related party revenue:
Management fees and interest from loans	827	-		827	-		-		827
Other	12	-		12	-		-		12
Total revenues	115,184	(9,465)		105,719	(9,690)		-		96,029
Expenses:
Real estate operating expenses	31,291	(3,363)	(g)	27,928	(2,265)	(j)	-		25,663
Real estate taxes and insurance	24,261	(1,548)	(g)	22,713	(1,642)	(j)	-		21,071
Depreciation and amortization	43,517	(2,713)	(g)	40,804	(3,252)	(j)	-		37,552
General and administrative	8,108	(11)	(g)	8,097	(10)	(j)	-		8,087
Interest	18,654	-		18,654	-		(1,474)	(m)	17,180
Total expenses	125,831	(7,635)		118,196	(7,169)		(1,474)		109,553

Loss on extinguishment of debt	(167)	-		(167)	-		-		(167)
Gain (loss) on sale of properties	20,626	(22,774)	(h)	(2,148)	-		-		(2,148)
Income (loss) before taxes on income	9,812	(24,604)		(14,792)	(2,521)		1,474		(15,839)
Tax expense on income	123	-		123	-		-		123

Net income (loss)	$9,689	$(24,604)		$(14,915)	$(2,521)		$1,474		$(15,962)

Weighted average number of shares outstanding,
basic and diluted	107,344			107,344					107,344

Net loss per share, basic and diluted	$0.09			$(0.14)					$(0.15)

Franklin Street Properties Corp.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

For the Year Ended

December 31, 2020

(dollars in thousands, except per share amounts)

					Transaction		Other Transaction
	Historical	May Properties		Historical FSP Corp.	Accounting		Accounting
	FSP Corp. (f)	Actuals		Less May Properties (i)	Adjustments		Adjustments		Pro Forma
Revenues:
Rental	$244,207	$(25,283)	(g)	$218,924	$(19,545)	(j)	$-		$199,379
Related party revenue:
Management fees and interest from loans	1,610	-		1,610	-		-		1,610
Other	31	-		31	-		-		31
Total revenues	245,848	(25,283)		220,565	(19,545)		-		201,020
Expenses:
Real estate operating expenses	66,940	(8,776)	(g)	58,164	(4,921)	(j)	-		53,243
Real estate taxes and insurance	48,390	(3,797)	(g)	44,593	(3,127)	(j)	-		41,466
Depreciation and amortization	88,558	(9,803)	(g)	78,755	(7,356)	(j)	-		71,399
General and administrative	14,997	(60)	(g)	14,937	(26)	(j)	-		14,911
Interest	36,026	-		36,026	-		(3,995)	(m)	32,031
Total expenses	254,911	(22,436)		232,475	(15,430)		(3,995)		213,050

Loss on extinguishment of debt	-	-		-	-		(1,236)	(l)	(1,236)
Gain on sale of property	41,928	22,774	(h)	64,702	86,405	(k)	-		151,107
Income before taxes on income	32,865	19,927		52,792	82,290		2,759		137,841
Tax expense on income	250	-		250	-		-		250

Net income	$32,615	$19,927		$52,542	$82,290		$2,759		$137,591

Weighted average number of shares outstanding,
basic and diluted	107,303			107,303					107,303

Net income per share, basic and diluted	$0.30			$0.49					$1.28

FRANKLIN STREET PROPERTIES CORP.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED

PRO FORMA FINANCIAL STATEMENTS

(dollars in thousands, except per share amounts)

The above unaudited condensed consolidated pro forma financial statement presentation has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of FSP Corp.  Certain assumptions regarding the operations of FSP Corp. have been made in connection with the preparation of the condensed consolidated financial pro forma information.  These assumptions are as follows:

1. Adjustments to Pro Forma Condensed Consolidated Balance Sheet

(a)	Represents FSP Corp.’s historical condensed consolidated balance sheet as of June 30, 2021, which was derived from FSP Corp.’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2021 and reflect the gain on disposal of the May Properties. FSP Corp. elected to be, and is qualified as, a real estate investment trust for federal income tax purposes. FSP Corp. has met the various required tests; therefore, no provision for federal or state income taxes has been reflected on real estate operations.

FSP Corp. has subsidiaries which are not in the business of real estate operations.  Those subsidiaries are taxable as real estate investment trust subsidiaries, or TRS, and are subject to income taxes at statutory tax rates.  The taxes on income shown in the pro forma condensed consolidated statements of operations are the taxes on the income of the TRS.  There are no material items that would cause a deferred tax asset or a deferred tax liability.

(b)	Represents FSP Corp.’s disposition of the October Property and the necessary adjustments to eliminate the real estate assets, rights and obligations associated with tenant leasing arrangements, accrued property taxes and related intangible assets based on their carrying values as of June 30, 2021 associated with the disposition of the property.
(c)	Represents the net disposition proceeds received. The gross sales price of the October Property was $223,900 before purchase credits of $2,434, estimated disposition related costs of $2,066, payment of $1,592 of property taxes and payment of security deposits to the Buyer of $1,126.
(d)	Represents a partial repayment of the BAML Credit Facility in the amount of $200,000 from the net disposition proceeds received from the disposition of the October Property, as described above in (c). The partial repayment resulted in a loss on extinguishment of debt of $626. The net reduction of debt associated with the BAML Credit Facility was $199,374.
(e)	Represents FSP Corp.’s disposition of the October Property and the related nonrecurring estimated gain on sale. The gain has been calculated based upon the net disposition proceeds of $216,682, as described above in (c), less the carrying amounts as of June 30, 2021 of assets and liabilities disposed of on October 22, 2021.

2. Adjustments to Pro Forma Condensed Consolidated Statements of Operation

(f)	Represents FSP Corp.’s historical condensed consolidated statements of operations for the six months ended June 30, 2021 and the year ended December 31, 2020, which were derived from FSP Corp.’s quarterly report on Form 10-Q for the six months ended June 30, 2021 and the annual report on Form 10-K for the year ended December 31, 2020, respectively. The condensed consolidated statement of operations for the year ended December 31, 2020 includes a nonrecurring gain of $41,928 for the sale of a property unrelated to the properties sold on May 27, 2021 and October 22, 2021. The condensed consolidated statement of operations for the six months ended June 30, 2021 includes a nonrecurring loss of $2,148 for the sale of a property unrelated to the properties sold on May 27, 2021 and October 22, 2021.
(g)	Represents FSP Corp.’s disposition of the May Properties and the necessary adjustment to eliminate the impact of historical rental income, real estate operating expenses, real estate taxes and insurance, depreciation and amortization and general and administrative expenses associated with the May Properties.
(h)	Represents the disposition of the May Properties and the related nonrecurring estimated gain on sale. The gain has been calculated based upon the net disposition proceeds of $211,856, less the carrying amounts as of May 27, 2021 of assets and liabilities disposed of on May 27, 2021.
(i)	Represents FSP Corp.’s historical condensed consolidated statements of operations for the six months ended June 30, 2021 and year ended December 31, 2020, less the effect of the sale of the May Properties.
(j)	Represents FSP Corp.’s disposition of the October Property and the necessary adjustment to eliminate the impact of historical rental income, real estate operating expenses, real estate taxes and insurance, depreciation and amortization and general and administrative expenses associated with the October Property.
(k)	Represents the disposition of the October Property and the related nonrecurring estimated gain on sale. The gain has been calculated based upon the net disposition proceeds of $216,682 as described above in (c), less the carrying amounts as of June 30, 2021 of assets and liabilities disposed of on October 22, 2021.
(l)	Represents a loss on extinguishment if the partial repayment on the BAML Credit Facility occurred on January 1, 2020.
(m)	Represents the amount of interest saved for the six months ended June 30, 2021 and for the year ended December 31, 2020 if the partial repayment on the BAML Credit Facility occurred on January 1, 2020.